UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2025 (May 22, 2025)

TARGET HOSPITALITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Blvd., Suite 300

The Woodlands, TX 77381

(Address, including zip code, of principal executive offices)

(832) 709-2563

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Target Hospitality Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as follows:

Proposal 1: Election of Directors

The stockholders voted for management’s nominees for election as directors to serve for a term that shall expire at the 2026 Annual Meeting of Stockholders. The results of the vote taken were as follows:

Nominee	For	Withheld	Broker Non-Votes	Percentage of Total Voted For
James B. Archer	86,541,455	190,092	6,666,336	99.78%
Alex Hernandez	86,568,130	163,417	6,666,336	99.81%
Martin L. Jimmerson	86,520,296	211,251	6,666,336	99.76%
Linda Medler	86,409,011	322,536	6,666,336	99.63%
Pamela H. Patenaude	86,031,267	700,280	6,666,336	99.19%
Stephen Robertson	83,759,680	2,971,867	6,666,336	96.57%

Proposal 2: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the audit committee of the Company’s board of directors, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote taken were as follows:

For	Against	Abstentions	Percentage of Total Voted For
93,106,698	188,531	102,654	99.68%

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers (Say-on-Pay)

The stockholders approved, on an advisory and non-binding basis, the compensation of the named executive officers of the Company. The results of the vote taken were as follows:

For	Against	Abstentions	Broker Non-Vote	Percentage of Total Voted For
85,320,875	1,223,709	186,963	6,666,336	98.58%

Proposal 4: Amend the Incentive Plan Solely to Increase the Number of Shares Authorized for Issuance under the Incentive Plan

The stockholders approved amendments to the Target Hospitality Corp. 2019 Incentive Award Plan (the “Incentive Plan”) solely to increase the number of shares of common stock of the Company authorized for issuance under the Incentive Plan by 5,000,000 shares to a total of 13,000,000 shares. The results of the vote taken were as follows:

For	Against	Abstentions	Broker Non-Vote	Percentage of Total Voted For
85,594,753	1,120,973	15,821	6,666,336	98.68%

Item 8.01	Other Events.

On May 22, 2025, the Company awarded restricted stock units to each of its non-employee directors. A copy of the form of award agreement for our non-employee directors is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description

10.1	Form of Restricted Stock Unit Agreement (Non-Employee Directors).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: May 22, 2025		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary